                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW DIVERSIFIED INCOME TRUST
                          30 day Yield as of 10/31/97
                                    CLASS A



                                        6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:     a = Dividends and interest earned during the period

                b = Expenses accrued for the period

                c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                d = The maximum offering price per share on the last
                    day of the period


                                                                 6
     YIELD = 2{ [(( 30237.66-2859.55)/448820.206*9.877140)+1] -1}

            =          7.526445%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW DIVERSIFIED INCOME TRUST
                          30 day Yield as of 10/31/97
                                    CLASS B



                                        6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:     a = Dividends and interest earned during the period

                b = Expenses accrued for the period

                c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                d = The maximum offering price per share on the last
                    day of the period


                                                                      6
     YIELD = 2{ [(( 6493128.82-1064092.06)/95998433.414*9.4531)+1] -1}

            =         7.287260%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW DIVERSIFIED INCOME TRUST
                          30 day Yield as of 10/31/97
                                    CLASS C



                                             6
          YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



          WHERE:     a = Dividends and interest earned during the period

                     b = Expenses accrued for the period

                     c = The average daily number of shares outstanding
                         during the period that were entitled to receive dividends

                     d = The maximum offering price per share on the last
                         day of the period


                                                                     6
          YIELD = 2{ [(( 22997.34-3752.09)/341675.942*9.43711)+1] -1}

                 =         7.270007%

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                          DW DIVERSIFIED INCOME TRUST
                          30 day Yield as of 10/31/97
                                    CLASS D



                                              6
           YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



           WHERE:     a = Dividends and interest earned during the period

                      b = Expenses accrued for the period

                      c = The average daily number of
                          shares outstanding during the
                          period that were entitled to
                          receive dividends

                      d = The maximum offering price per share on the last
                          day of the period


                                                                6
           YIELD = 2{ [(( 521.55-34.72)/7843.487*9.43417)+1] -1}

                  =         8.025880%

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          DIVERSIFIED INCOME TRUST (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                       -                              -
                                      |        ----------------------  |
FORMULA:                              |       |                        |
                                      |  /\ n |          ERV           |
                    T  =              |    \  |      ------------      |  - 1
                                      |     \ |           P            |
                                      |      \|                        |
                                      |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                     (A)
  $1,000         ERV AS OF       AGGREGATE       NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Oct-97      TOTAL RETURN     YEARS - n     TOTAL RETURN - T
-----------      -----------    --------------   -----------   ----------------

  28-Jul-97       $983.80         -1.62%             0.26            NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                                     -                              -
                                    |        ----------------------  |
FORMULA:                            |       |                        |
                                    |  /\ n |          EV            |
                  t  =              |    \  |     -------------      |  - 1
                                    |     \ |           P            |
                                    |      \|                        |
                                    |_                              _|

                                        EV
                 TR  =              ----------             - 1
                                         P


                  t = AVERAGE ANNUAL TOTAL RETURN
                      (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                  n = NUMBER OF YEARS
                 EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                  P = INITIAL INVESTMENT
                 TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                        (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF           AVERAGE ANNUAL
INVESTED - P      31-Oct-97         RETURN - TR              YEARS - n          TOTAL RETURN - t
-----------      -----------      -------------------     -----------------     ----------------

 28-Jul-97        $1,027.40            2.74%                     0.26                  NA



(D)         GROWTH OF $10,000*
(E)         GROWTH OF $50,000*
(F)         GROWTH OF $100,000*

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
            TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL            (D)   GROWTH OF       (E)   GROWTH OF            (D)   GROWTH OF
INVESTED - P     RETURN - TR      $10,000 INVESTMENT-G   $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
-----------      -----------      --------------------   ----------------------    -----------------------
 28-Jul-97          2.74                  $9,838                $49,572                     $99,915

*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.5% & 2.75% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          DIVERSIFIED INCOME TRUST (B)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                          -                              -
                                         |        ----------------------  |
FORMULA:                                 |       |                        |
                                         |  /\ n |          ERV           |
                       T  =              |    \  |     -------------      |  - 1
                                         |     \ |           P            |
                                         |      \|                        |
                                         |_                              _|

                      T = AVERAGE ANNUAL TOTAL RETURN
                      n = NUMBER OF YEARS
                    ERV = ENDING REDEEMABLE VALUE
                      P = INITIAL INVESTMENT

                                                                    (A)
  $1,000       ERV AS OF        AGGREGATE       NUMBER OF      AVERAGE ANNUAL
INVESTED - P   31-Oct-97      TOTAL RETURN      YEARS - n     TOTAL RETURN - T
-----------   -----------    --------------    -----------    -----------------
 31-Oct-96     $1,016.20        1.62%             1.00              1.62%

 31-Oct-92     $1,391.40       39.14%             5.00              6.83%

 09-Apr-92     $1,453.40       45.34%             5.56              6.96%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                      -                              -
                                     |        ----------------------  |
FORMULA:                             |       |                        |
                                     |  /\ n |          EV            |
                   t  =              |    \  |     -------------      |  - 1
                                     |     \ |           P            |
                                     |      \|                        |
                                     |_                              _|

                                         EV
                  TR  =              ----------             - 1
                                          P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)



                                         (C)                                       (B)
  $1,000           EV AS OF          TOTAL                  NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Oct-97         RETURN - TR            YEARS - n       TOTAL RETURN - t
-----------       -----------        -----------       -----------------   ---------------------
 31-Oct-96         $1,064.60            6.46%                 1.00               6.46%

 31-Oct-92         $1,410.30           41.03%                 5.00               7.12%

 09-Apr-92         $1,462.90           46.29%                 5.56               7.08%


(D)         GROWTH OF $10,000
(E)         GROWTH OF $50,000
(F)         GROWTH OF $100,000

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
            TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL           (D)   GROWTH OF                 (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G       $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
-----------     -----------    ----------------------       ----------------------     -----------------------
 09-Apr-92         46.29              $14,629                      $73,145                    $146,290


              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          DIVERSIFIED INCOME TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                -                              -
                               |        ----------------------  |
FORMULA:                       |       |                        |
                               |  /\ n |          ERV           |
             T  =              |    \  |     -------------      |  - 1
                               |     \ |           P            |
                               |      \|                        |
                               |_                              _|

            T = AVERAGE ANNUAL TOTAL RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT

                                                                     (A)
  $1,000         ERV AS OF      AGGREGATE        NUMBER OF      AVERAGE ANNUAL
INVESTED - P     31-Oct-97     TOTAL RETURN      YEARS - n      TOTAL RETURN - T
-----------      -----------  --------------    -----------     ----------------

 28-Jul-97        $1,015.20       1.52%             0.26             NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                                     -                              -
                                    |        ----------------------  |
FORMULA:                            |       |                        |
                                    |  /\ n |          EV            |
                  t  =              |    \  |     -------------      |  - 1
                                    |     \ |           P            |
                                    |      \|                        |
                                    |_                              _|

                                        EV
                 TR  =              ----------             - 1
                                         P


            t = AVERAGE ANNUAL TOTAL RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                   (C)            (B)
  $1,000         EV AS OF     TOTAL            NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Oct-97    RETURN - TR      YEARS - n     TOTAL RETURN - t
-----------     -----------   --------------   ------------  ----------------

 28-Jul-97       $1,025.20       2.52%           0.26            NA


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL          (D)   GROWTH OF         (E)   GROWTH OF           (D)   GROWTH OF
INVESTED - P     RETURN - TR   $10,000 INVESTMENT-G    $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------     -----------   --------------------    ----------------------     -----------------------
 28-Jul-97          2.52            10252                     $51,260                   $102,520

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                          DIVERSIFIED INCOME TRUST (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                                      -                              -
                                     |        ----------------------  |
FORMULA:                             |       |                        |
                                     |  /\ n |          EV            |
                           t  =      |    \  |     -------------      |  - 1
                                     |     \ |           P            |
                                     |      \|                        |
                                     |-                              -|

                                         EV
                          TR  =      ----------   - 1
                                          P


              t = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
             EV = ENDING VALUE
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN


                                (A)                                 (B)
  $1,000      EV AS OF       TOTAL            NUMBER OF      AVERAGE ANNUAL
INVESTED - P  31-Oct-97      RETURN - TR      YEARS - n      COMPOUND RETURN - t
-----------   -----------    -----------      ------------   -------------------

 28-Jul-97     $1,026.90        2.69%             0.26              NA

(C)          GROWTH OF $10,000
(D)          GROWTH OF $50,000
(E)          GROWTH OF $100,000


FORMULA:     G= (TR+1)*P
             G= GROWTH OF INITIAL INVESTMENT
             P= INITIAL INVESTMENT
             TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (C)   GROWTH OF           (D)   GROWTH OF          (E)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT- G     $50,000 INVESTMENT- G    $100,000 INVESTMENT- G
-----------     -----------     ---------------------     ----------------------   ----------------------
 28-Jul-97         2.69              $10,269                      $51,345                $102,690
